                                                                   EXHIBIT 10.17

The Company hereby undertakes to provide to the Commission upon request, copies of any schedules and exhibits to this Loan and Security Agreement dated as of December 29, 1993 between NationsBank of Georgia, N.A., and Emergent Business Capital, Inc., $32,000,000.

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

         This Amendment is entered into as of April 26th, 1995, between Emergent Business Capital, Inc. ("Borrower") and NationsBank of Georgia, N.A. ("NationsBank").

         Borrower and NationsBank are party to a December 29, 1993 Loan and Security Agreement (the "Agreement").

         Borrower and NationsBank agree as follows:

         1. Definitions. Terms defined in the Agreement have the same meanings as in the Agreement when used in this Amendment.

         2.      Amendments.  The Agreement is hereby amended as follows:

         (a)     In Section 2.1(a), clause (ii), change "65%" to "80%".

         (b) Change the first sentence in Section 2.2 to read as follows in its entirety:

         The Loans shall bear interest on the average daily net balance thereof, calculated monthly, at a fluctuating rate of interest equal to the Prime Rate.

         (c) At the end of the third paragraph of Section 2.2, immediately before the period, add "(such fee not to exceed $25,000 per year)".

         (d) Change the first two sentences of Section 2.7 to read as follows:

         This Agreement shall be effective on the date set forth in the first paragraph of this Agreement, and shall continue in full force and effect until December 29, 1998 and from year to year thereafter unless terminated on December 29, 1998 or any subsequent anniversary thereof by either party's giving to the other not less than 60 days' prior written notice. If the Borrower terminates this Agreement other than on December 29, 1998 or any subsequent anniversary thereof, the Borrower shall pay to the Lender an early termination fee equal to $150,000 for any termination before December 29, 1998, $100,000 for any termination after December 29, 1998 and before December 29, 1999, and $50,000 for any termination thereafter not on a December 29.

         (e) As previously provided in a June 30, 1994 letter, all references in Sections 7.3(a) and 7.3(b) to "Carolina Investors, Inc." have been changed to "Emergent Financial Corporation".

         (f)     Change the text of Section 7.13 to read as follows:

         The Borrower shall maintain at all times a Tangible Net Worth of not less than $3,000,000 during 1995, $3,750,000 during 1996, $4,500,000 during 1997, and $5,250,000 during 1998, and continuing to increase by $750,000 each fiscal year thereafter.

         (g)     Change Section 7.15 to read "[Intentionally deleted]".

         3.      Effective Date.  The amendments to the Agreement set forth in
Section 2 hereof shall be effective on and as of the date of this Amendment (the "Effective Date"), provided that all of the following conditions precedent have been satisfied on such date in a manner satisfactory to NationsBank:

         (a) NationsBank shall have received a fully-executed counterpart of this Amendment.

         (b) All legal matters incident to this Amendment shall be satisfactory to counsel for NationsBank.

         (c) No default under the Agreement shall exist, and no status or condition shall exist which with the giving of notice or the passage of time or both would constitute a default under the Agreement; Borrower's representations in this Amendment shall be true; and no lawsuit or proceeding shall be pending (or, to Borrower's knowledge, threatened) against Borrower which may have a materially adverse effect upon Borrower's financial condition or upon Borrower's ability to carry out the transactions contemplated by this Amendment and the Agreement as amended hereby.

         (d) NationsBank shall have received such other documents as NationsBank shall reasonably request.

         4. Representations, etc. Borrower represents, covenants, and warrants that no Default exists, and that the Obligations are owing without defense, offset, recoupment right, or counterclaim.

         5.      Fees and Expenses.

         Borrower shall reimburse NationsBank for NationsBank's expenses in connection with this Amendment, including attorneys' fees, on demand. Borrower authorizes NationsBank to charge Borrower's line of credit under the Agreement to pay for such fees and expenses (regardless of the amount of collateral or eligible collateral then existing).

         6.      Agreement.

         (a) Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with its terms. From and after the Effective Date, each reference in the Agreement (including all Exhibits and Schedules thereto) to "this

Agreement", "hereto", "hereof", and terms of similar import shall refer to the Agreement as amended by this Amendment, and all references to the Agreement in any document, instrument, certificate, note, or other agreement executed in connection therewith shall be deemed to refer to the Agreement as so amended.

         (b) Borrower waives, releases, and forever discharges NationsBank and its directors, officers, agents, employees, successors, and assigns from any and all claims and defenses with respect to the Agreement and any and all documents, instruments, certificates, notes, and other agreements executed in connection therewith, and covenants not to sue NationsBank based upon any such claim or defense.

         7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of Georgia.

         8. Further Assurances. Borrower shall promptly and duly execute and deliver such documents, and take such further action, as NationsBank reasonably requests to effectuate the purpose and intent of this Amendment.

         9. Headings. Section headings in this Amendment are for convenience only, and are not a substantive part of this Amendment.

         10. Counterparts. This Amendment may be executed separately in counterparts.

         IN WITNESS WHEREOF, Borrower and NationsBank have executed this Amendment No. 1 to Loan and Security Agreement.

[Seal]                                  EMERGENT BUSINESS CAPITAL, INC.

Attest:
                                        By: /s/ Keith B. Giddens
                                            ----------------------------------
                                                Title: Chief Executive Officer
/s/ Kevin J. Mast
- -----------------------------
Secretary

                                        NATIONSBANK OF GEORGIA, N.A.


                                        By: /s/ John Bohan
                                            ----------------------------------
                                                Title: Vice President

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

         This Amendment is entered into as of May 30, 1995, between Emergent Business Capital, Inc. ("Borrower") and Nationsbank of Georgia, N.A. ("NationsBank").

         Borrower and NationsBank are party to a December 29, 1993 Loan and Security Agreement (the "Agreement").

         1.      Amendments.  The Agreement is hereby amended as follows:

         2. The following language shall be added to the end of section 8.8"; provided however that the Borrower may sell, lease or otherwise transfer all or any substantial part of its assets material to its operations if such sale or transfer is being pursued in connection with the securitization of such assets".

         3.      Effective Date.  The amendments to the Agreement set forth in
Section 2 hereof shall be effective on and as of the date of this Amendment (the "Effective Date"), provided that all of the following conditions precedent have been satisfied on such date in a manner satisfactory to NationsBank:

         (a) NationsBank shall have received a fully-executed counterpart of this Amendment.

         (b) All legal matters incident to this Amendment shall be satisfactory to counsel for NationsBank.

         (c) No default under the Agreement shall exist, and no status or condition shall exist which with the giving of notice or the passage of time or both would constitute a default under the Agreement; Borrower's representations in this Amendment shall be true; and no lawsuit or proceeding shall be pending (or, to Borrower's knowledge, threatened) against Borrower which may have a materially adverse effect upon Borrower's financial condition or upon Borrower's ability to carry out the transactions contemplated by this Amendment and the Agreement as amended hereby.

         (d) NationsBank shall have received such other documents as NationsBank shall reasonably request.

         4. Representations, etc. Borrower represents, covenants, and warrants that no Default exists, and that the Obligations are owing without defense, offset, recoupment right, or counterclaim.

         5. Fees and Expenses. Borrower shall reimburse NationsBank for NationsBank's expenses in connection with this Amendment, including attorneys' fees, on demand. Borrower authorizes NationsBank to charge Borrower's line of credit under the Agreement to pay for such fees and expenses (regardless of the amount of collateral or eligible collateral then existing).

         6.      Agreement.

         (a) Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with its terms. From and after the Effective Date, each reference in the Agreement (including all Exhibits and Schedules thereto) to "this Agreement", "hereto", "hereof", and terms of similar import shall refer to the Agreement as amended by this Amendment, and all references to the Agreement in any document, instrument, certificate, note, or other agreement executed in connection therewith shall be deemed to refer to the Agreement as so amended.

         (b) Borrower waives, releases, and forever discharges NationsBank and its directors, officers, agents, employees, successors, and assigns from any and all claims and defenses with respect to the Agreement and any and all documents, instruments, certificates, notes, and other agreements executed in connection therewith, and covenants not to sue NationsBank based upon any such claim or defense.

         7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of Georgia.

         8. Further Assurances. Borrower shall promptly and duly execute and deliver such documents, and take such further action, as NationsBank requests to effectuate the purpose and intent of this Amendment.

         9. Headings. Section headings in this Amendment are for convenience only, and are not a substantive part of this Amendment.

         10. Counterparts. This Amendment may be executed separately in counterparts.

         IN WITNESS WHEREOF, Borrower and NationsBank have executed this Amendment No. 2 to Loan and Security Agreement.

[Seal]                                  EMERGENT BUSINESS CAPITAL, INC.

Attest:
                                        By: /s/ Keith B. Giddens
                                            ----------------------------------
                                                Title: Chief Executive Officer
/s/ Kevin J. Mast
- -------------------------------
Secretary

                                        NATIONSBANK OF GEORGIA, N.A.

                                        By: /s/ John Bohan
                                            ----------------------------------
                                                Title: Vice President

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

         This Amendment is entered into as of October 10th, 1995, between Emergent Business Capital, Inc. ("Borrower") and NationsBank of Georgia, N.A. ("NationsBank").

         Borrower and NationsBank are party to a December 29, 1993 Loan and Security Agreement, as amended by Amendment No. 1 dated April 26, 1995 and Amendment No. 2 dated May 22, 1995 (the "Agreement").

         Borrower and NationsBank agree as follows:

         1. Definitions. Terms defined in the Agreement have the same meanings as in the Agreement when used in this Amendment.

         2.      Amendments.  The Agreement is hereby amended as follows:

         (a) In Section 1.1, in the definition of "Loans", change "$32,000,000" to "$24,000,000".

         (b) In Section 1.1, in the definition of "Tangible Net Worth", change "the Borrower's total assets" to "the total assets of the Borrower and its consolidated Subsidiaries", and change "the Borrower's stockholders" to "stockholders".

         (c) In Section 1.1, in the definition of "Total Liabilities", change "the Borrower" to "the Borrower and its consolidated Subsidiaries".

         (d) In the first proviso in Section 2.1(a), change "$24,000,000" to "$16,000,000".

         (e) In the third paragraph in Section 2.2, change the parenthetical to read: "(i.e., $16,000,000 minus the average daily principal amount of Stub Loans outstanding)".

         (f) In Section 6.5, change the text to "The Borrower has no Subsidiary except Emergent Commercial Mortgage, Inc. and Emergent Business Capital Holdings Corp."

         (g)     Change Section 7.13 to read as follows:

                 7.13 TANGIBLE NET WORTH. The Borrower shall maintain at all times a Tangible Net Worth of not less than $3,000,000 during 1995, $3,750,000 during 1996, $4,500,000 during 1997, and $5,250,000 during 1998, and continuing to increase by $750,000 each fiscal year thereafter.

         (b)     Change Section 7.14 to read as follows:

                 7.14 RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH. The Borrower shall maintain at all times a ratio of Total Liabilities to Tangible Net Worth of not more than 6 to 1.

         3.      Effective Date.  The amendments to the Agreement set forth in
Section 2 hereof shall be effective on and as of the date of this Amendment (the "Effective Date").

         4. Representations, etc. Borrower represents, covenants, and warrants that no Default exists, and that the Obligations are owing without defense, offset, recoupment right, or counterclaim.

         5. Fees and Expenses. Borrower shall reimburse NationsBank for NationsBank's expenses in connection with this Amendment, including attorneys' fees, on demand. Borrower authorizes NationsBank to charge Borrower's line of credit under the Agreement to pay for such fees and expenses (regardless of the amount of collateral or eligible collateral then existing).

         6. Agreement. Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with its terms. From and after the Effective Date, each reference in the Agreement (including all Exhibits and Schedules thereto) to "this Agreement", "hereto", "hereof", and terms of similar import shall refer to the Agreement as amended by this Amendment, and all references to the Agreement in any document, instrument, certificate, note, or other agreement executed in connection therewith shall be deemed to refer to the Agreement as so amended.

         7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of Georgia.

         8. Further Assurances. Borrower shall promptly and duly execute and deliver such documents, and take such further action, as NationsBank reasonably requests to effectuate the purpose and intent of this Amendment.

         9. Headings. Section headings in this Amendment are for convenience only, and are not a substantive part of this Amendment.

         10. Counterparts. This Amendment may be executed separately in counterparts.

         IN WITNESS WHEREOF, Borrower and NationsBank have executed this Amendment No. 3 to Loan and Security Agreement.

[Seal]                                      EMERGENT BUSINESS CAPITAL, INC.

Attest:
                                            By: /s/ John A. Bickley
                                                ---------------------------
                                                    Title: President

/s/ Kevin J. Mast
- --------------------------------
Secretary

                                            NATIONSBANK OF GEORGIA, N.A.


                                            By: /s/ John Bohan
                                                ---------------------------
                                                Title: Vice President

June 8, 1995



Mr. Kevin J. Mast
Vice President and Chief Financial Officer
Emergent Business Capital, Inc.
P. O. Box 17526
Greenville, SC 29606

Re: December 29, 1993 Loan and Security Agreement ("L&SA") between NationsBank of Georgia, N.A. ("NationsBank") and Emergent Business Capital, Inc. ("Emergent")

Kevin:

Section 8.14 of the LS&A requires the Lender's written consent if Emergent's Capital Expenditures during the fiscal year exceed $100,000. You have informed us that Capital Expenditures will exceed that amount, primarily due to the expense of a computer upgrade. This letter constitutes our written approval of Capital Expenditures up to $300,000 for the current fiscal year.



NationsBank of Georgia, N.A.

By:      /s/ John Bohan
         -----------------------
         John Bohan
         Vice President